LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED JUNE 1, 2011

TO SUMMARY PROSPECTUS DATED MAY 31, 2011 OF

LEGG MASON INVESTMENT COUNSEL SOCIAL AWARENESS FUND

The last two sentences of the legend on the cover of the fund’s Summary Prospectus are deleted and replaced with the following:

The fund’s Prospectus, dated May 31, 2011, as may be amended or further supplemented, the fund’s statement of additional information, dated May 31, 2011, as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated January 31, 2011, are incorporated by reference into this Summary Prospectus.

The following is added as the last line item to the “Shareholder fees” table for each applicable share class in the “Fees and expenses of the fund” section of the fund’s Summary Prospectus:

Small Account Fee*	$15.00

*	Effective September 30, 2011 (or as soon as possible thereafter in the fund’s discretion), if your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

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